     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON October 7, 2002
                                                     REGISTRATION NO. 333-100121
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 Amendment No. 1
                                       to
                                    FORM S-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                             GREIF BROS. CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       3412                  31-4388903
(State or other jurisdiction of (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)      Classification Code)     Identification No.)

                            (continued on next page)

                                                                 Gary R. Martz, Esq.
                                                                 Senior Vice President,
                                                                 General Counsel and Secretary
                                                                 Greif Bros. Corporation
425 Winter Road                                                  425 Winter Road
Delaware, Ohio 43015                                             Delaware, Ohio 43015
(740) 549-6000                                                   (740) 549-6000
(Address, including zip code, and telephone              (Name, address, including zip code, and
number, including area code, of                         telephone number, including area code, of
registrant's principal executive offices)                     agent for service of process)

                                   Copies to:
                            Joseph P. Boeckman, Esq.
                              Baker & Hostetler LLP
                        65 East State Street, Suite 2100
                              Columbus, Ohio 43215
               Telephone: (614) 462-4737 Facsimile (614) 462-2616

                                ----------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

                                ----------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

   (cover page, continued)

                             ADDITIONAL REGISTRANTS

                                        AMERICAN FLANGE & MANUFACTURING CO., INC.
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           13-0431355
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                  BARZON CORPORATION
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           31-1669482
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                              GREAT LAKES CORRUGATED CORP.
                                 (Exact name of registrant as specified in its charter)
              OHIO                                        2650                           34-1396481
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                            GREIF BROS. CORP. OF OHIO, INC.
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           04-3085566
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                               GREIF BROS. SERVICE CORP.
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           31-1652230
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                GREIF CONTAINERS, INC.
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           36-3268123
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                               GREIF U.S. HOLDINGS, INC.
                                 (Exact name of registrant as specified in its charter)
             NEVADA                                       3412                           31-1753837
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                  SIRCO SYSTEMS, LLC
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      3412                           63-1173694
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                      SOTERRA LLC
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      0811                           31-1667714
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                TAINER TRANSPORT, INC.
                                 (Exact name of registrant as specified in its charter)
            DELAWARE                                      4212                           31-1298401
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

                                                    TREND-PAK, INC.
                                 (Exact name of registrant as specified in its charter)
              OHIO                                        2650                           34-1478745
(State or other jurisdiction of     (Primary Standard Industrial Classification Code)   (I.R.S. Employer Identification No.)
incorporation or organization)

EXPLANATORY NOTE: This Amendment No. 1 to the Form S-4 Registration Statement is filed to provide for the EDGAR incorporation of the additional registrants identified in the Registration Statement. On submission of the Form S-4 Registration Statement, the additional registrants were not identified in the EDGAR submission header. No changes have been made to the disclosure contained in the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Delaware, State of Ohio, on the 7th day of October, 2002.

                                        GREIF BROS. CORPORATION

                                        By: /s/ Michael J. Gasser
                                           -------------------------------------
                                           Michael J. Gasser
                                           Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Michael J. Gasser                                      Date: October 7, 2002
--------------------------------------------
Michael J. Gasser, Chairman of the Board
of Directors and Chief Executive Officer
(principal executive officer)


/s/ Donald S. Huml                                         Date: October 7, 2002
--------------------------------------------
Donald S. Huml, Chief Financial
Officer and Secretary (principal financial
officer)


/s/ John K. Dieker                                         Date: October 7, 2002
--------------------------------------------
John K. Dieker, Vice President and
Corporate Controller (principal accounting
officer)


Charles R. Chandler*                                       Date: October 7, 2002
--------------------------------------------
Charles R. Chandler, Director


Michael H. Dempsey*                                        Date: October 7, 2002
--------------------------------------------
Michael H. Dempsey, Director


Naomi C. Dempsey*                                          Date: October 7, 2002
--------------------------------------------
Naomi C. Dempsey, Director


Daniel J. Gunsett*                                         Date: October 7, 2002
--------------------------------------------
Daniel J. Gunsett, Director


John C. Kane*                                              Date: October 7, 2002
--------------------------------------------
John C. Kane, Director

                       [Signatures continued on next page]

Robert C. Macauley*                                       Date: October 7, 2002
--------------------------------------------
Robert C. Macauley, Director

David J. Olderman*                                        Date: October 7, 2002
--------------------------------------------
David J. Olderman, Director

William B. Sparks, Jr.*                                   Date: October 7, 2002
--------------------------------------------
William B. Sparks, Jr., Director

*  Signed pursuant to Power of Attorney

/s/ Donald S. Huml                                        Date: October 7, 2002
--------------------------------------------
Donald S. Huml,
Attorney in Fact

                             ADDITIONAL REGISTRANTS

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, each of the Additional Registrants has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Delaware, State of Ohio, on the 7th day of October, 2002.

                                       AMERICAN FLANGE & MANUFACTURING CO., INC.
                                       BARZON CORPORATION
                                       GREAT LAKES CORRUGATED CORP.
                                       GREIF BROS. CORP. OF OHIO, INC.
                                       GREIF BROS. SERVICE CORP.
                                       GREIF CONTAINERS, INC.
                                       GREIF U.S. HOLDINGS, INC.
                                       SIRCO SYSTEMS, LLC
                                       SOTERRA LLC
                                       TAINER TRANSPORT, INC.
                                       TREND-PAK, INC.

                                       By: /s/ Michael J. Gasser
                                          --------------------------------------
                                           Michael J. Gasser, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been duly signed on the 7th day of October, 2002, by the following persons in the capacities indicated:

/s/ Michael J. Gasser                        Principal Executive Officer of each
----------------------------------------     of the Additional Registrants and a
                                             director of each of the Additional
                                             Registrants other than Sirco
                                             Systems, LLC and Soterra LLC

/s/ Donald S. Huml                           Principal Financial and Accounting
----------------------------------------     Officer of each of the Additional
                                             Registrants

/s/ Gary R. Martz                            Director of each of the Additional
----------------------------------------     Registrants other than Greif U.S.
                                             Holdings, Inc., Sirco Systems, LLC
                                             and Soterra LLC

/s/ William B. Sparks, Jr.                   Director of each of the Additional
----------------------------------------     Registrants other than Sirco
                                             Systems, LLC and Soterra LLC

GREIF CONTAINERS, INC.                       Sole member (with no manager) of
                                             Sirco Systems, LLC

By:  /s/ Michael J. Gasser
   -------------------------------------
      Michael J. Gasser, Chairman and
        Chief Executive Officer

GREIF BROS. CORPORATION                      Sole member (with no manager) of
                                             Soterra LLC

By:  /s/ Michael J. Gasser
   -------------------------------------
      Michael J. Gasser, Chairman and
        Chief Executive Officer